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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT




                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




         Date of Report (Date of Earliest Event Reported): May 14, 2003
                                                           ------------


                          Atlantic Premium Brands, Ltd.
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                         1-13747              36-3761400
          --------                         -------              ----------
(State or Other Jurisdiction             (Commission           (IRS Employer
      of incorporation)                  File Number)        Identification No.)


1033 Skokie Boulevard, Suite 600, Northbrook, Illinois           60062
------------------------------------------------------           -----
        (Address of Principal Executive Offices)               (Zip Code)


                                 (847) 412-6200
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

         On May 14, 2003, the Board of Directors of Atlantic Premium Brands, Ltd. (the "Company") authorized the withdrawal of the Company's common shares from listing and registration on the American Stock Exchange. The delisting is expected to become effective within the next 60 days. Upon the granting of its application to voluntarily delist by the SEC, the Company intends to take the necessary steps to suspend its filing obligations with the SEC.

         On May 15, 2003, the Company issued a press release attached as Exhibit
99.1 to this Current Report on Form 8-K announcing this event. We encourage you to read the press release. The information contained in the press release is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Not Applicable.

(b)  Not Applicable.

(c)  Exhibits.

         99.1 Press Release of the Company dated May 15, 2003 regarding voluntary filing to delist its shares




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ATLANTIC PREMIUM BRANDS, LTD.


                                     By: /s/ THOMAS M. DALTON
                                        -------------------------------------
                                     Name:  Thomas M. Dalton
                                     Title: President, Chief Financial Officer
                                            and Chief Operating Officer



Dated as of May 15, 2003



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                                  Exhibit Index
                                  -------------

   Exhibit #                          Description
   ---------   -----------------------------------------------------------------

     99.1 Press Release of the Company dated May 15, 2003 regarding voluntary filing to delist its shares
